PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                          SYNTHONICS TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                          SYNTHONICS TECHNOLOGIES, INC.
- - ----------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

        -----------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        -----------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------
    (3) Filing Party:

        -----------------------------------------------------------------------
    (4) Date Filed:

        -----------------------------------------------------------------------
 (1)Set forth the amount on which the filing fee is calculated and state how it was determined.

                          Synthonics Technologies, Inc.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 22, 1999

To The Shareholders:

     NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Shareholders of Synthonics Technologies, Inc., a Utah Corporation, will be held on April 22, 1999 at 3:00 p.m., Pacific Time at The Westlake Hyatt Hotel located at 880 South Westlake Blvd., Westlake Village, CA 91361. At the meeting, shareholders will act on the following matters:

          1.   Election of 1 Director for a term of three (3) years,

          2. Ratification of the appointment of Jones, Jensen & Company as the Company's independent accountants for the fiscal year 1999;

          3. To approve a proposal to amendment to the company's articles of incorporation to increase the number of common shares which the company is authorized to issue to 100,000,000 shares of Common Stock, $0.01 par value and to authorize the issuance of up to 20,000,000 shares of Class B Preferred Stock.

          4. To transact such other business as may properly come before the meeting of any adjournment thereof.

     Shareholders of record at the close of business on March 4, 1999, are entitled to notice and to vote at the meeting or any postponements or adjournments. A complete list of the shareholders entitled to vote at the meeting will be open to the examination of any shareholder, for any purpose germane to the meeting, during normal business hours for the ten-day period ending immediately preceding the date of the meeting, at the Company's offices at 31324 Via Colinas, Suite 106, Westlake Village, CA 91362.

     Attendance at the Annual Meeting will be limited to shareholders of the Company. Shareholders will be required to furnish proof of ownership of the Company's common stock before being admitted to the meeting. Shareholders holding shares in the name of a broker or other nominee are requested to bring a statement from the broker or nominee confirming their ownership in the Company's Stock. Directions to the meeting's location accompany the Proxy Statement.

     To ensure your representation at the meeting, you are urged to vote, sign, date and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. The shareholders attending the meeting may vote in person even if they have returned a proxy.

                                             By Order of the Board of Directors


                                             Charles S. Palm
                                             Corporate Secretary

March __, 1999
Westlake Village, California

                                Directions to the

                       1999 Annual Meeting of Shareholders

                                 to be held at:

                              Westlake Hyatt Hotel
                            880 South Westlake Blvd.
                           Westlake Village, CA 91361


                      (Thursday, April 22, 1999, 3:00 P.M.)

                  [MAP WITH DIRECTIONS TO THE ANNUAL MEETING]

                          Synthonics Technologies, Inc.
                          31324 Via Colinas, Suite 106
                           Westlake Village, CA 91362

                       1999 Annual Meeting of Shareholders
                                 April 22, 1999

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
--------------------------------------------------------------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General
-------

     The enclosed proxy is solicited on behalf of the Board of Directors of Synthonics Technologies, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held April 22, 1999 at 3:00 p.m. local time, or at any adjournment thereof, for purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The meeting will be held at the Westlake Hyatt Hotel, 880 South Westlake Blvd., Westlake Village, CA 91361,
(805) 497-9991. Directions to the meeting room will be posted in the lobby of the hotel. When proxies are properly dated, executed and returned, the shares they represent will be voted at the meeting in accordance with the instructions of the shareholder. If no specific instructions are given, the shares will be voted for the election of the nominees for directors set forth herein and, at the discretion of the proxy holders, upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Record Date and Voting Securities
---------------------------------

     Shareholders of record at the close of business on March 4, 1999, (the "Record Date") are entitled to notice and to vote at the meeting or any postponements or adjournments. At the record date there were issued and outstanding, and eligible to vote, 19,951,279 shares of the Company's Common Stock, $0.01 par value.

Revocability of Proxies
-----------------------

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (Attention:
Investor Relations) a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

Solicitation
------------

     The cost of solicitation will be borne by the Company. In addition, The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. The Company's directors, officers and employees, without additional compensation, may solicit proxies personally or by telephone, facsimile or telegram. Although the exact cost of preparation, mailing and holding of the meeting is not known at this time, it is anticipated that the cost will be approximately $5,000.

                     Voting Securities and Principal Holders

     The Company has two classes of stock, Common Stock, $0.01 Par Value ("Common Stock") and Preferred Stock, $10.00 Par Value ("Preferred Stock"). The Common Stock is the only class of stock entitled to notice and the right to vote on the matters of the Corporation. At the Record Date, there were issued and outstanding 19,951,279 shares of the Company's Common stock held of record by approximately 537 shareholders.

Voting Rights
-------------

     Under the Utah Revised Business Corporation Act and the Company's Articles of Incorporation, as amended and its Bylaws, the holder of Common Stock shall be entitled to vote and shall be entitled to one vote for each share of Company's Common stock held at the Record Date for all matters, including the election of directors. The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of common stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST," "WITHHELD" OR "ABSTAIN" are treated as being present at the Annual Meeting for the purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the "Votes Cast") with respect to such matter. Abstentions will not be counted as a vote FOR or AGAINST a proposal. Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business, but such non-votes will not be counted for the purposes of determining the number of Votes Cast with respect to the particular proposal on which a broker has expressly not voted. Thus a broker non-vote will not effect the outcome of the voting on a proposal. Except with respect to elections of directors, any shareholder entitled to vote may vote part of his or her shares in favor of a proposal and refrain from voting the remaining shares or vote them against the proposal. If a shareholder fails to specify the number of shares he or she is affirmatively voting, it will be conclusively presumed that the shareholder's approving vote is with respect to all shares the shareholder is entitled to vote.

     With respect to voting on the election of directors, shareholders shall not be entitled to cumulate votes unless the candidates' names have been placed in nomination before the commencement of the voting and a shareholder has given notice at the meeting, and before the voting has begun, of his or her intention to cumulate votes. If any shareholder has given such notice, then all shareholders entitled to vote may cumulate their votes by giving one candidate a number of votes equal to the number of directors to be elected multiplied by the number of his or her shares or by distributing such votes on the same principle among any number of candidates as he or she thinks fit. The candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected. Votes cast against a candidate or which are withheld shall have no effect. Upon the demand of any shareholder made before the voting begins, the election of directors shall be by ballot rather than by voice vote. In the event that cumulative voting is invoked, the proxy holders will have the discretionary authority to vote all proxies received by them in such a manner as to ensure the election of as many of the Board of Directors' nominees as possible

Voting Proxies
--------------

     The shares of common stock represented by all properly executed proxies received in time for the meeting will be voted in accordance with the directions given by the shareholders. If no specification is made, the shares will be voted FOR the nominee named herein as a director, or their respective substitute as may be appointed by the Board of Directors and FOR all other proposals.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth security ownership information as of the close of business on December 31, 1998, for individuals or entities in the following categories at the Company's fiscal year end: (i) persons known by the Company to own beneficially more than five percent (5%) of the Company's Common stock, (ii) each director, (iii) each Named Executive Officer listed in the "Summary Compensation Table" set forth herein, and (iv) all directors and executive officers as a group. Said percentages are based on the total number of shares issued and outstanding as of December 31, 1998.


     Name of Beneficial Owner                Amount of Ownership      Percent of Class
     ---------------------------------------------------------------------------------
     LeRoy K. Speirs                           200,334                1.0%
     F. Michael Budd                         1,130,750                5.7%
     Charles S. Palm                           428,751                2.1%
     David L. Stewart                            8,892                0.0%
     Ronald Speirs                              50,000                0.3%
     Joseph R. Maher                           110,000                0.6%
     Thomas K. Carpenter                             0                0.0%
     Timothy G. Paulson                         20,000                0.1%
     All Directors and Officers as a Group   1,948,727                9.8%

Section 16(a) Compliance
------------------------

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes of ownership of Common Stock of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, with respect to the year ended December 31, 1998, all Section 16(a) filing requirements applicable to each person who, at any time during the fiscal year ended December 31, 1998, was an officer, director and greater than ten percent beneficial owner, were complied with, with the exception of the Annual Statement of Changes in Beneficial Ownership for the following officers and directors, which were filed 4 days late: F. Michael Budd, Charles S. Palm, LeRoy K. Speirs, Ronald S. Speirs, Timothy G. Paulson, Thomas
K. Carpenter, Joseph R. Maher, and David L. Stewart.

Compensation of Directors and Executive Officers
------------------------------------------------

     The following table shows certain information concerning the compensation of each executive officer of the Company for the fiscal year ended December 31, 1998.

                         SUMMARY COMPENSATION TABLE


                                                                           Long Term
                                                                           Compensation
                                                                           Awards
                                                                           ------------
                            Annual Compensation             Other          Common Stock
                         -----------------------------      Annual         Underlying     All Other
                                   Salary         Bonus     Compensation   Options /SARs  Compensation
Name and Position        Year      ($)            ($)       ($)            (#)            ($)
-------------------------------------------------------------------------------------------------------------------
F. Michael Budd,
President and CEO        1998      $ 45,000       $0        $0             720,465        $0

Charles S. Palm
Secretary and Chief
Technical Officer        1998      $ 75,000       $0        $0             385,142        $0

Joseph R. Maher
Vice President of
Marketing and Sales      1998      $101,500       $0        $0              78,195        $0

Employment Contracts
--------------------

     F. Michael Budd and Charles S. Palm both have employment contracts with the Company. Both are effective until December 31, 2000. Each contract contains an Incentive Stock Option for 750,000 shares of common stock. The option price per share is $.050 and the 750,000 shares vest over a four year period with all shares being vested by July 1, 2000.

     Joseph R. Maher has an employment contract with the Company. It is effective until September 30, 2001. His contract contains an Incentive Stock Option for 750,000 shares of common stock. The option price per share is $1.00 and the 750,000 shares vest over a three year period. The total number of shares that vest is dependent on the overall performance of Christopher Raphael, Inc. but cannot exceed a total of 750,000 shares.

Compensation of Directors
-------------------------

     Thomas K. Carpenter received compensation for Business Development consulting services totaling $10,000 during the fiscal year ended December 31, 1998. No other non-employee directors received cash compensation during the fiscal year ended December 31, 1998

Option Grants Table
-------------------

     The following tables reflect certain information, with respect to stock options granted under the Company's stock option plans to certain executive officers and directors during fiscal 1998.


                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR
                    ---------------------------------------

                                        NUMBER OF      % OF TOTAL
                                        SECURITIES     OPTIONS
                                        UNDERLYING     GRANTED TO     EXERCISE
                                        OPTIONS        EMPLOYEES      OR BASE
                                        GRANTED        IN FISCAL      PRICE     EXPIRATION
NAME                                       (#)         YEAR(%)        ($/SH)       DATE
-------------------------------         ----------     ----------     --------- ----------
F. Michael Budd ...............         720,465        60.05%         $0.53     12/31/98
Charles S. Palm ...............         385,142        31.24%         $0.53     12/31/03
LeRoy K. Speirs ...............               0        0.00%          N/A       N/A
Ronald S. Speirs ..............               0        0.00%          N/A       N/A
Timothy G. Paulson ............               0        0.00%          N/A       N/A
Thomas K. Carpenter ...........          29,177        2.37%          $0.53     12/31/03
Joseph R. Maher ...............          78,195        6.34%          $0.53     12/31/03
David L. Stewart ..............               0        0.00%          N/A       N/A

---------------
(1) All options were granted on December 31, 1998 at an exercise price equal to the closing price of the Common Stock on the OTC Bulletin Board ("OTCBB") on such date.


Option Exercise and Year End-Value Table
----------------------------------------

     The following tables reflect certain information, with respect to the exercise of stock options by certain executive officers during fiscal 1998.

             AGGREGATED OPTION EXERCISES IN THE LAST FISCAL YEAR AND
                              FY-END OPTION VALUES
            -------------------------------------------------------

                                                                      NUMBER OF
                                                                      SECURITIES          VALUE OF
                                                                      UNDERLYING          UNEXERCISED
                                                                      UNEXERCISED         IN-THE-MONEY
                                                                      OPTIONS AT          OPTIONS AT
                                                                      FY-END(#)           FY-END($)
                                        SHARES         VALUE          ---------------     -------------------
                                        ACQUIRED ON    REALIZED       EXERCISABLE/        EXERCISABLE/
NAME                                    EXERCISE(#)     ($)           UNEXERCISABLE       UNEXERCISABLE
-------------------------------         -----------    --------       ---------------     -------------------
F. Michael Budd ...............         0              0              1,549,325           0
Charles S. Palm ...............         0              0              2,861,832           279,788
LeRoy K. Speirs ...............         0              0                200,000           0
Ronald S. Speirs ..............         0              0                200,000           0
Timothy G. Paulson ............         0              0                 90,000           0
Thomas K. Carpenter ...........         0              0                209,177           0
Joseph R. Maher ...............         0              0                858,195           0
David L. Stewart ..............         0              0                100,000           0

--------------------
(1)  Based on the closing price on the OTCBB on December 31, 1998 of $0.469.

                                   PROPOSAL 1.

                              ELECTION OF DIRECTOR

     One director is to be elected at the annual meeting, to hold office for a term of 3 years. It is intended that the accompanying proxy will be voted in favor of the nominee to serve as director unless the shareholder indicates to the contrary on the proxy. Management expects that the nominee will be available for election, but if any such nominee is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy. Votes withheld will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business at the meeting but have no other legal effect upon the election of directors under California law.

     The nominee and continuing directors of the Company were elected by the Company's shareholders at the 1998. The continuing directors will serve for the terms indicted and until their successors are duly elected and qualified.

                PRESENT DIRECTOR WHO IS A NOMINEE FOR REELECTION
                ------------------------------------------------

                                                          Position
Name of Nominee                    Age            (Proposed Term as Director)
--------------------------------   ---            ---------------------------
David  L. Stewart...............   55             Director - 3 Year Term

Nominees
--------

     David L. Stewart Esq., has served as a member of the Board since May 30, 1995. David is a patent attorney and partner in the firm of McDermott, Will and Emory in Alexandria Virginia. He holds a Bachelor of Science degree in physics from California State University at Los Angeles and a Juris Doctor degree from George Washington University in the District of Columbia. Mr. Stewart was a Ph.D. candidate in information technology at George Mason University in Fairfax, Virginia. He also served four years as Administrative Patent Judge (Examiner-in-Chief) at the Board of Patent Appeals and Interference's, United States Patent and Trademark Office.

      THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR THE NOMINEE LISTED ABOVE

                CONTINUING DIRECTORS WHOSE TERMS ARE NOT EXPIRING
                -------------------------------------------------

                                                          Position
Name of Nominee                    Age            (Proposed Term as Director)
--------------------------------   ---            ---------------------------
Ronald S. Speirs ...............   47             Director - 1 Year

Thomas K. Carpenter ............   57             Director - 1 Year

Timothy G. Paulson .............   52             Director - 1 Year

F. Michael Budd ................   52             Directors, President and
                                                  Chief Executive Officer - 2 Years

LeRoy K. Speirs ................   75             Chairman of the Board  - 2 Years

Charles S. Palm ................   55             Director, Chief Technology Officer
                                                  and Secretary - 2 Years

Continuing Directors
--------------------

     Ronald S. Speirs has served as a member of the Board since February 28, 1996. Ron was awarded BS and MS degrees in Computer Integrated Manufacturing by Brigham Young University in 1986/1987. Ron is currently an independent computer consultant and project facilitator for various high-tech enterprises. Timothy G. Paulson has served as a member of the Board since October 31, 1997. Tim has been a Corporate Vice President and the Treasurer of Litton Industries, Inc. since 1994. With Litton since 1970, Tim started his career as a staff auditor and has progressed through several senior level management positions prior to being appointed its Treasurer. He also earned his Certified Public Accountant status in 1974.

     Thomas K. Carpenter has served as a member of the Board since October 31, 1997. Tom is an experienced executive with extensive P&L responsibility and a heavy involvement in operational, technical, and marketing/sales responsibilities. Mr. Carpenter has gained particular expertise with software tools and applications within industrial, retail, government, distribution, and medical marketplaces. Tom, a veteran of the software industry, is playing a key role for the Company in the formation and execution of its operating strategy. Tom is currently a member of the Board of Directors or the Board of Advisors for three other companies all involved in the software industry. LeRoy K. Speirs has served as Chairman of the Board of the Company since 1978. LeRoy has been a successful entrepreneur throughout his entire adult life with a number of different companies. He was a founder of the Brigham Young University Center for Entrepreneurship in the Marriott School of Management and recently received the prestigious Honorary Alumni Award (a life achievement award) from Brigham Young University.

     F. Michael Budd has served as a director of the Company since May 30, 1995 and has served as President and Chief Executive Officer of the Company since July 1, 1996. Michael holds a Bachelor of Science (B.S.) degree in Industrial Engineering from the General Motors Institute in Flint, Michigan and a Masters in Business Administration (M.B.A.) from the University of Detroit.

     Charles S. Palm has served as Chief Technology Officer and member of the Board of the Company since May 30, 1995. Charles holds a Doctorate of Philosophy (Ph.D.) in Engineering Sciences from the University of Florida.

     There are no arrangements or understandings between any of the directors or executive officers, or any other person or person pursuant to which they were selected as directors and/or officers. The Chairman of the Board, LeRoy K. Speirs is the father of director Ronald S. Speirs. Other than the father - son relationship of Messrs. Speirs, there is no family relationship between any director or executive officer of the Company.

                                   PROPOSAL 2.

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Company has appointed Jones, Jensen & Company as the Company's independent accountants for the fiscal year ending December 31, 1999. Jones, Jensen & Company have served as the Company's independent accountants since 1995. Services provided to the Company and its subsidiaries by Jones, Jensen & Company in fiscal 1998 included examination of the Company's consolidated financial statements, limited reviews of quarterly reports and services in connection with licensees and consultations on various tax and information matters.

         THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR SUCH RATIFICATION

                                   PROPOSAL 3.

 AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF COMMON SHARES WHICH THE COMPANY IS AUTHORIZED TO ISSUE TO 100,000,000 SHARES OF COMMON STOCK, $0.01 PAR VALUE AND TO AUTHORIZE THE ISSUANCE OF UP TO
                  20,000,000 SHARES OF CLASS B PREFERRED STOCK.

     On March 9, 1999, the Company's Board of Directors approved the Amendment and Restatement of the Company's Articles of Incorporation in order to authorize the Company to issue, from time to time, as determined by the Board of Directors, up to 20,000,000 shares of Class B Preferred Stock, $0.01 par value per share ("Preferred Stock" or "Preferred Shares"), and increase the number of Common Shares which the Company is authorized to issue from 50,000,000 shares, $0.01 par value to 100,000,000 shares of Common Stock, $0.01 par value (the "Common Stock" or "Common Shares").

     Having the authorization to issue Class B Preferred Stock will provide the Company with a more significant and flexible ability to access the necessary capital required from time to time to rapidly expand and grow the business of the Company, thus enhancing the value of the Company for the benefit of the shareholders.

     If the proposed amendment is approved, the Board of Directors would be empowered, without the necessity of further action or authorization by the Company's shareholders (unless such action or authorization is required in a specific case by applicable laws or regulations or stock exchange rules), to authorize the issuance of the Preferred Shares from time to time in one or more series or classes, and to fix by resolution the designations, preferences, limitations, and relative rights of each such series or class. Each series or class of Preferred Shares could, as determined by the Board of Directors at the time of issuance, rank, with respect to dividends and redemption and liquidation rights, senior to the Company's shares of Common Stock, $0.01 par value per share. At present the Company's Articles of Incorporation, as previously amended and restated authorize 550,000 shares of Preferred Stock with a stated par value of $10.00 per share and certain other rights, preferences and privileges. These shares of Preferred Stock shall remain in effect and be designed as the Class A Preferred Stock.

     The additional Preferred Shares which will be designated as Class B Preferred Stock will provide authorized and unissued shares of Preferred Stock which may be used by the Company for any proper corporate purpose. Such purpose might include, without limitation, issuance as part or all of the consideration required to be paid by the Company in the acquisition of other businesses or properties, or issuance in public or private sales for cash as a means of obtaining additional capital for use in the Company's business and operations. There are various proposals presently under review by the Board of Directors which may contemplate the issuance of Preferred Shares, but further negotiations are ongoing and no definitive transactions, agreements or terms and conditions have been formalized.

     It is not possible to state the precise effects of the authorization of the Preferred Shares upon the rights of the holders of the Company's Common Shares until the Board of Directors determines the respective preferences, limitations, and relative rights of the holders of each class or series of the Preferred Shares. However, such effects might include: (a) reduction of the amount otherwise available for payment of dividends on Common Shares, to the extent dividends are payable on any issued Preferred Shares; (b) restrictions on dividends on the Common Shares; (c) dilution of the voting power of the Common Shares to the extent that the Preferred Shares had voting rights; (d) conversion of the Preferred Shares into Common Shares at such prices as the Board determines, which could include issuance at below the fair market value or original issue price of the Common Shares; and (e) the holders of Common Shares not being entitled to share in the Company's assets upon liquidation until satisfaction of any liquidation preference granted to holders of the Preferred Shares.

     Although the Board of Directors would authorize the issuance of additional Preferred Shares based on its judgment as to the best interests of the Company and its shareholders, the issuance of authorized Preferred Shares could have the effect of diluting the voting power per share and could have the effect of diluting the book value per share of the outstanding Common Shares. In addition, the Preferred Shares could, in certain instances, render more difficult or discourage a merger, tender offer, or proxy contest and thus potentially have an

"anti-takeover" effect, especially if Preferred Shares were issued in response to a potential takeover. In addition, issuances of authorized Preferred Shares can be implemented, and have been implemented by some companies in recent years, with voting or conversion privileges intended to make acquisition of the Company more difficult or more costly. Such an issuance could deter the types of transactions which may be proposed or could discourage or limit the shareholders' participation in certain types of transactions that might be proposed (such as a tender offer), whether or not such transactions were favored by the majority of the shareholders, and could enhance the ability of officers and directors to retain their positions. This is not the Board of Directors of the Company's intention in proposing the authorization of the Class B Preferred Shares.

     If the proposed amendments are approved and authorized by the shareholders the Restated Articles of Incorporation will read as set forth in Exhibit 1, attached hereto.

     There are currently 50,000,000 Common Shares, $0.01 Par Value authorized under the Company's Amended and Restated Articles of Incorporation. The proposed amendment would change the number of Common Shares currently authorized to 100,000,000 shares of Common Stock, $0.01 Par Value.

Vote Required For Adoption
--------------------------

     The affirmative vote of holders of a majority of the Common Shares entitled to vote at the meeting is required to approve the proposed amendment. If the amendment is not approved by the shareholders, the Company's Amended and Restated Articles of Incorporation, as presently in effect, will continue in effect.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.

Deadline for Receipt of Shareholder Proposals for the 2000 Annual Meeting.
--------------------------------------------------------------------------

     Proposals of shareholders of the Company which are intended to be presented at the Company's 2000 Annual Meeting of Shareholders, must be received by the Company no later than September 30, 1999 and otherwise be in compliance with the Company's Certificate of Incorporation and Bylaws and with applicable laws and regulations in order to be included in the proxy statement and form of Proxy relating to that meeting.

                                 OTHER BUSINESS

     The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

                                             By Order of the Board of Directors


                                             Charles S. Palm
March __, 1999                               Corporate Secretary

A COPY OF THE COMPANY'S FORM 10-KSB REPORT FOR THE FISCAL YEAR 1998 CONTAINING INFORMATION ON OPERATIONS, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS AVAILABLE AND CAN BE ACCESSED AND DOWNLOADED VIA THE INTERNET AT HTTP://WWW.SEC.GOV/CGI-BIN/SRCH-EDGAR, AND SIMPLY TYPING IN "SYNTHONICS", OR PLEASE WRITE TO:

     Investor Relations Department
     Synthonics Technologies, Inc.
     31324 Via Colinas, Suite 106
     Westlake Village, CA 91362

                                                                     Appendix A

                                    RESTATED
                            ARTICLES OF INCORPORATION

                                       OF

                          SYNTHONICS TECHNOLOGIES, INC.
--------------------------------------------------------------------------------

     F. Michael Budd and Charles S. Palm hereby certify that:

     They  are  the  President  and  Secretary,   respectively,   of  Synthonics
Technologies, Inc., a Utah corporation (the "Corporation").

     The Articles of Incorporation of this Corporation are amended and restated in their entirety to read as follows and supersede and take the place of the existing Articles of Incorporation and all prior amendments thereto and restatements thereof:

                                   ARTICLE 1.
                                   ----------

                                      Name

     1.1 The name of this corporation is Synthonics Technologies, Inc.

                                   ARTICLE 2.
                                   ---------

                                    Duration

     2.1 The corporation shall continue in existence perpetually unless sooner dissolved according to law.

                                   ARTICLE 3.
                                   ----------

                                    Purpose

     3.1 The Corporation is organized to engage in any and all lawful acts and/or activities for which corporations may be organized under the Utah Revised Business Corporation Act ("URBCA").

                                   ARTICLE 4.
                                   ----------

                               Board of Directors

     4.1. Number. The board of directors of the Corporation shall consist of such number of persons, not less than three, as shall be determined in accordance with the bylaws from time to time. As of the effective date of this article the number of directors is nine.

     4.2. Staggered Board; Tenure. The directors shall be divided into three classes: Class I, Class II, and Class III. The term of office of directors shall be three years, staggered by class so that one class is elected each year. Such classes shall be as nearly equal in number as possible. Directors chosen to succeed those who have been removed or whose terms have expired shall be identified as being of the same class as the directors they succeed and shall be elected for a term expiring at the expiration date of such class or thereafter when their respective successors are elected and have been qualified. If the number of directors is changed, any increase or decrease in directors shall be apportioned among the classes so as to maintain all classes as nearly equal in number as possible, and any individual director elected to any class shall hold office for a term which shall coincide with the term of such class. In no case, will a decrease in the number of directors shorten the term of any incumbent director.

                                   ARTICLE 5.
                                   ----------

                                 Capitalization

     5.1 The total number of shares that may be issued by the Corporation and that the Corporation will be authorized to have is One Hundred Twenty Million Five Hundred Fifty Thousand (120,550,000) of the par value per share hereinafter set forth. A description of the classes of shares and a statement of the number of shares in each class and the relative rights, voting power, and preferences granted to the and restrictions imposed upon the shares of each class are as follows:

     5.2 Common Stock. The total number of shares of Common Stock this Corporation shall have the authority to issue is One Hundred Million
(100,000,000). The Common Stock shall have a stated par value of $0.01 per share. Each share of Common Stock shall have, for all purposes one (1) vote per share. Subject to the cumulative dividend preference to holders of Class A and Class B Preferred Shares as provided in herein, the shares of Common Stock are entitled to participate in any dividends available therefor in equal amounts per share on all outstanding Preferred Shares and Common Stock. Subject to the provisions for the payment of the liquidation preference to the holders of Class A and Class B Preferred Shares as provided herein, the Common Stock is entitled to participate in all distributions to shareholders made upon liquidation, dissolution, or winding up of the corporation in equal amounts per share as all outstanding Class A and Class B Preferred Shares and Common Stock. The holders of Common Stock issued and outstanding have and possess the right to receive notice of shareholders' meetings and to vote upon the election of directors or upon any other matter as to which approval of the outstanding shares of Common Stock or approval of the common shareholders is required or requested. Shareholders will not have a right to cumulate their votes for the election of directors.

     5.3 Class A Preferred Shares. The total number of shares of Class A Preferred Shares this Corporation is authorized to issue is Five Hundred fifty Thousand (550,000), with a stated par value of $10.00 per share. The designations, powers, preferences, rights and restrictions granted or imposed upon the Class A Preferred Shares and holders thereof are as follows:

          5.3.1 Dividend Preference. The Class A Preferred Shareholders are entitled to receive dividends on a cumulative basis at the rate of twelve percent (12%) of its stated par value per annum (the "Dividend Preference"), payable on a quarterly basis on the fifteenth (15th) day of the next month following the end of each fiscal quarter. Such dividends shall accrue from the date of issuance whether or not earned. Dividends on the Class A Preferred Shares shall be cumulative so that if dividends required to be paid on said shares are not paid or set apart for payment by the Board of Directors on or before fifteenth day of the month following the end of each fiscal quarter, in which the same are due, the rights thereof shall cumulate and remain due and payable by the Corporation. No dividends or other distributions may be made to the Common Stock during any fiscal year of the Corporation until dividends on the Preferred Shares in the amount of the Dividend Preference have been paid or set apart for payment.

          5.3.2 Liquidation Preference.

               (a) In the event of a voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of Class A Preferred Shares shall be entitled to receive out of the assets of the Corporation, whether such assets are capital or surplus of any nature, an amount equal to the stated par value less the aggregate amount of all prior distributions to its Preferred Shareholders made to holders of all classes of Preferred Shares, plus any accrued previously declared but unpaid dividends (the amount so determined being hereinafter referred to as the "liquidation Preference"). No distribution shall be made to the holders of the Common Shares upon liquidation, dissolution, or winding up until after the full amount of the Liquidation Preference has been distributed or provided to the holders of the Preferred Shares.

               (b) If, upon such liquidation, dissolution or winding up the assets thus distributed among the Preferred Shareholders shall be insufficient to permit payment to such shareholders of the full amount of the Liquidation Preference, the entire assets of the Corporation shall be distributed ratably among the holders of all classes of Preferred Shares.

               (c) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, when the Corporation has completed distribution of the full Liquidating Preference to the holders of the Class A Preferred Shares, the Class A Preferred Shares shall be considered to have been redeemed, and thereafter, the remaining assets of the Corporation shall be paid in equal amounts on all outstanding shares of Common Stock.

               (d) A consolidation or merger of the Corporation with or into any other corporation or corporations, or a sale of all or substantially all of the assets of the Corporation shall not be deemed a liquidation, dissolution or winding up within the meaning of this 5.3.2.

          5.3.3 Redemption Rights. The Corporation, at the option of the Board of Directors, may at any time redeem after December 31, 1998, all of the outstanding Class A Preferred Shares by paying, in cash, a sum equal to the $10.50 per share for each Class A Preferred Share so redeemed, hereinafter referred to as the "redemption price" by giving to each Class A Preferred Shareholder of record at his or her last known address, as shown on the records of the Corporation at least thirty (30) days prior notice in writing, by first-class mail, postage prepaid stating the date and plan of redemption, hereinafter called he "redemption notice." On or after the date fixed for redemption, each holder of shares called for redemption shall surrender his or her certificate(s) for such shares to the Corporation at the place designated in the redemption notice and shall thereupon be entitled to receive payment of the redemption price. If the redemption notice is duly given, and if sufficient funds are available therefore on the date fixed for redemption, then, whether or not the certificates evidencing the shares to be redeemed are surrendered, all rights with respect to such shares shall terminate on the date fixed for redemption, except the right of the holders to receive the redemption price, without interest, on surrender of their certificates therefor. Shares redeemed by the Corporation shall be restored to the status of authorized but unissued shares of the Corporation.

          5.3.4 Conversion Rights. At any time up to and including two (2) days before the date fixed for redemption of redeemable shares in a notice of redemption (as provided above), holders of the Class A Preferred Shares being redeemed who endorse the share certificates and deliver them together with a written notice of their intent to convert to the corporation at its principal office, shall be entitled to convert and receive five (5) shares of Common Stock for each share being converted at the rate of $2.00 per share of Common Stock being converted into. Such redemption is subject to the following adjustments, terms, and conditions:

               (a) If the number of outstanding shares of common Stock has been increased or decreased since the initial issuance of the Class A Preferred Shares (or series having conversion rights (by reason of any split, stock dividend, merger, consolidation or other capital change or reorganization affecting the number of outstanding shares of Common Stock), the number of shares of common Stock to be issued on conversion to the holders or Class A Preferred Shares shall equitably be adjusted by appropriate amendment of this article. The purpose of such adjustment is to preserve fairly and equitably (as far as reasonably possible) the original conversion rights of the Class A Preferred shares being converted. No redemption notice pursuant to this article shall be given until an amendment to the articles required to effect this adjustment has been made.

               (b) Shares converted under this article shall not be reissued. The corporation shall at all times reserve and keep available a sufficient number of authorized but unissued common shares, and shall obtain and keep in effect any required permits to enable it to issue and deliver all common shares required to implement the conversion rights granted herein.

               (c) No fractional shares shall be issued upon conversion, but the corporation shall pay cash for any fractional shares of Common Stock to which shareholders may be entitled at the fair value of such shares at the time of conversion. The board of directors shall determine such fair value.

          5.3.5 Default Conversion Rights. If the Corporation is in default in the payment of any dividend to be paid to the holders of the Class A Preferred Shares, at any time up to and including two (2) days before the date fixed for redemption of redeemable shares in a notice of redemption (as provided above), who endorse the share certificates and deliver them together with a written notice of their intent to convert to the corporation at its principal office, shall be entitled to convert and receive seven (7) shares of Common Stock for each share being converted at the rate of $1.43 per share of Common Stock being converted into. Such conversion and redemption is subject to the adjustments, terms and conditions set forth in paragraph 5.3.4 above.

          5.3.6 Voting Rights. The Class A Preferred Shares shall be non-voting and the holders of Class A Preferred Shares shall not be entitled to vote upon the election of directors or upon any other matters.

     5.4. Issuance and Terms of Class B Preferred Shares. The total number of shares of Class B Preferred Shares this Corporation is authorized to issue is Twenty Million (20,000,000), with a stated par value of $0.01. The Board of Directors is hereby authorized from time to time, without shareholder action, to provide for the issuance of Class B Preferred Shares in one or more series not exceeding in the aggregate the number of Class B Preferred Shares authorized by these Articles of Incorporation, as amended from time to time; and to determine with respect to each such series the voting powers, if any (which voting powers, if granted, may be full or limited), designations, preferences, and relative, participating, option, or other special rights, and the qualifications, limitations, or restrictions relating thereto, including without limiting the generality of the foregoing, the voting rights relating to Class B Preferred Shares of any series (which may be one or more votes per share or a fraction of a vote per share, which may vary over time, and which may be applicable generally or only upon the happening and continuance of stated events or conditions), the rate of dividend to which holders of Class B Preferred Shares of any series may be entitled (which may be cumulative or non-cumulative), the rights of holders of Class B Preferred Shares of any series in the event of liquidation, dissolution, or winding up of the affairs of the Corporation, the rights, if any, of holders of Class B Preferred Shares of any series to convert or exchange such Class B Preferred Shares of such series for shares of any other class or series of capital stock or for any other securities, property, or assets of the Corporation or any subsidiary (including the determination of the price or prices or the rate or rates applicable to such rights to convert or exchange and the adjustment thereof, the time or times during which the right to convert or exchange shall be applicable, and the time or times during which a particular price or rate shall be applicable), whether or not the shares of that series shall be redeemable, and if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates, and whether any shares of that series shall be redeemed pursuant to a retirement or sinking fund or otherwise and the terms and conditions of such obligation.

     5.5 Before the Corporation shall issue any Class B Preferred Shares of any series, Articles of Amendment or Restated Articles of Incorporation, fixing the voting powers, designations, preferences, the relative, participating, option, or other rights, if any, and the qualifications, limitations, and restrictions, if any, relating to the Class B Preferred Shares of such series, and the number of Class B Preferred Shares of such series authorized by the Board of Directors to be issued shall be filed with the Division of Corporations of state in accordance with the Utah Revised Business Corporation Act ("URBCA") and shall become effective without any shareholder action. The Board of Directors is further authorized to increase or decrease (but not below the number of such shares of such series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series.

                                   ARTICLE 6.
                                   -----------

                                Preemptive Rights

     6.1 No holder of any stock of the Corporation shall be entitled, as of right, to purchase or subscribe for any part of any unissued shares of stock of the Corporation or for any additional shares of stock, of any class or series, which may at any time be issued, whether now or hereafter authorized, or for any rights, options, or warrants to purchase or receive shares of stock or for any bonds, certificates of indebtedness, debentures, or other securities convertible into shares of stock, or any class or series thereof, but any such unissued or additional shares, rights, options, or warrants or convertible securities of the Corporation may, from time to time, be issued and disposed of by the Board of Directors to such persons, firms, corporations, or associations, and upon such terms, as the Board of Directors may, in its discretion, determine, without offering; any part thereof to any shareholders of any class, or series then of record; and any shares, rights, options or warrants or convertible securities which the Board of Directors may at any time determine to offer to shareholders for subscription, may be offered to holders of shares of any class or series at the time existing, to the exclusion of holders of shares of any or all other or classes or series at the time existing, in each case as the Board of Directors may, in its discretion, determine.

                                   ARTICLE 7.
                                   ----------

                   Action by Written Consent of Shareholders

     7.1 The corporation may take action by the written consent of fewer than all of the shareholders entitled to vote with respect to the subject matter of an action in question; provided, however, that in order to be valid any and all such written consents shall be made and provided in accordance with all applicable requirements of ss.16-10a-704 of the Utah Revised Business Corporation Act and signed by the holders of not less than a majority of the corporation's outstanding shares (calculated as of the record date provided for by ss.16-10a-704(6)) of that Act.

                                   ARTICLE 8.
                                   ----------

                                 Indemnification

     8.1 The Corporation shall indemnify its directors, officers, employee, fiduciaries and agents as those terms are defined in, and to the fullest extent permitted by, Part 9 of the Utah Revised Business Corporation Act.

     The foregoing Restated Articles of Incorporation have been duly approved by the board of directors.

     The foregoing Restated Articles of Incorporation have been duly approved by the required vote of shareholders in accordance with the Utah Revised Business Corporation Act. The total number of outstanding shares of the corporation is __________________. The number of votes entitled to be cast on the amended and restated articles of incorporation is _________________ and the number of votes indisputably represented at the meeting at which the foregoing amended and restated articles of incorporation was approved was _________________. The total number of undisputed votes cast for the amended and restated articles of incorporation was ________________, which was sufficient for approval of the same.

     IN WITNESS WHEREOF, We certify that the matters set forth in this certificate are true and correct of our own knowledge.

                                                  /S/
Dated:                                            -----------------------------
                                                  By:  F. Michael Budd
                                                  Its: President


                                                  /S/
Dated:                                            -----------------------------
                                                  By:  Charles S. Palm
                                                  Its: Secretary

                          SYNTHONICS TECHNOLOGIES, INC.

                                      PROXY
-------------------------------------------------------------------------------

     The undersigned hereby appoints the Board of Directors, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote ALL of the shares of the common stock of Synthonics Technologies, Inc., standing in the name of the undersigned at the ANNUAL Meeting of SHAREHOLDERS to be held April 22, 1999, and upon such other matters as may properly come before the meeting. Any prior proxy or voting instructions are hereby revoked.

The Directors Recommend a vote FOR Proposals 1, 2 and 3.

1. Election of Directors: The Election of David L. Stewart as a Director of the Company to serve for a term of three (3) years until the 2002 annual meeting of Shareholders and until his successor is duly appointed and qualified.

     [  ] FOR Nominee    [  ] WITHHOLD AUTHORITY   for Nominee


2. Ratification of the appointment of Jones, Jensen & Company as the Company's independent accountants for the fiscal year 1999.

     [  ] FOR            [  ] AGAINST        [  ] ABSTAIN

3. The proposal to amend and restate the Company's Articles of Incorporation to increase the number of common shares which the company is authorized to issue to 100,000,000 shares of Common Stock, $0.01 par value and to authorize the issuance of up to 20,000,000 shares of Class B Preferred Stock.

     [  ] FOR            [  ] AGAINST        [  ] ABSTAIN

--------------------------------------------------------------------------------

                            PROXY/VOTING INSTRUCTIONS
                 Annual Meeting of Shareholders - April 22, 1999

     The shares represented by this proxy will be voted as directed by the Shareholder. If no specification is made, the shares will be voted FOR ALL proposals. When signing as attorney, executor, administrator, trustee or guardian, give full title as such, and when stock has been issued in the names of two or more persons, all should sign unless evidence of authority to sign on behalf of the others is attached.


Dated:
       ---------------

Number of Shares Represented by this Proxy:
                                             ----------------------------------


----------------------------------           ----------------------------------
Signatures                                   Signatures


--------------------------------------       ----------------------------------
Name of Shareholder                          Name of Shareholder


PLEASE RETURN ALL PROXIES TO:                SYNTHONICS TECHNOLOGIES, INC.
                                             31324 Via Colinas, #106
                                             Westlake Village, California  92362